Supplement to the Prospectus and Statement of Additional Information

CREDIT SUISSE SHORT DURATION BOND FUND

The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

On May 13, 2008, the Board of Trustees of Credit Suisse Short Duration Bond Fund (the "Fund") approved a Plan of Liquidation, Dissolution and Termination (the "Plan") whereby the Fund's assets would be liquidated and the Fund would subsequently be dissolved. In light of the Board's decision, shares of the Fund are no longer being offered effective May 19, 2008.

As a result of the Fund's liquidation, each shareholder of the Fund as of July 29, 2008 will receive a distribution in an amount equal to the Fund's net asset value per share on or about July 30, 2008. Each shareholder may also receive previously declared and unpaid dividends and distributions. The liquidation of the Fund is expected to have tax consequences for a shareholder. Shareholders should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem Fund shares prior to July 29, 2008. A notice describing the Plan and the liquidation and dissolution of the Fund will be mailed to shareholders of the Fund.

On May 19, 2008, the Fund will stop charging Distribution and Service (12b-1) fees on all classes of shares.

Dated: May 16, 2008	SD-PRO-LOAD-16-0508 2008-007